Exhibit 10.40

NEITHER THE COMMON STOCK NOR THE UNDERLYNG COMMON SHARES FOR THE WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THE COMMON STOCK NOR THE WARRANTS MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT. INVESTMENT IN THE COMMON STOCK AND WARRANTS OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK AND IMMEDIATE SUBSTANTIAL DILUTION. SEE "RISK FACTORS" AND "DILUTION".

THE OFFERING IS BEING MADE SOLELY TO "ACCREDITED INVESTORS", AS SUCH TERM IS DEFINED IN REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR FOREIGN RESIDENTS UNDER REGULATION S. NEITHER THE UNITS OR THE SHARE SHARES OF COMMON STOCK UNDERLYING SUCH UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION AND WILL ONLY BE OFFERED AND SOLD IN RELIANCE ON AVAILABLE EXEMPTIONS THEREFROM

THE SHARES AND WARRANTS OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR EQUIVALENT AUTHORITIES OF ANY OTHER JURISDICTION NOR HAVE ANY SUCH AUTHORITIES PASSED UPON, CONFIRMED OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR THE ADEQUACY OF THIS MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

STW Resources Holding Corp, a Nevada corporation (the "Company") hereby offers (the "Offering") up to $500,000 (the "Maximum Offering") or 6,250,000 units (the "Units"), each unit consisting of one share of common stock, par value $0.001 per share and one common stock purchase warrant exercisable at $0.20 per share.  Each Unit is offered for sale at a price of $0.08, on a "best efforts" basis to selected, qualified investors during an offering period expiring on  June 30, 2014 (the "Offering Period"). Each Warrant entitles the holder to purchase one share of Common Stock from the Company at an exercise price of $0.20 per share and is exercisable for a period of two (2) years. The Company reserves the right to terminate the Offering at any time.  A minimum of $25,000 is necessary to participate in this Offering, subject to smaller investments with the consent of the Company.  All proceeds from this offering will capitalize ongoing administrative expenses for the company.

STW Resources Holdings Corp.
SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”) is entered into as of _________________ 2014, between STW Resources Holdings Corp.(the “ Company”), and _________________ (the “Purchaser”).

W I T N E S E T H:

WHEREAS, the Company desires to sell to Purchaser, and Purchaser desires to buy from the Company, ____________ Units at a purchase price of $0.08 per Unit, with said Units consisting of ___________ shares (the “Shares”) of restricted common stock, par value of $.001 (the “Common Stock”), of STW Resources Holding Corp. and ___________ Warrants for the purchase of the Company’s Common Stock at $0.20 per share (the "Warrants").

WHEREAS, The Seabolt Law Group ("Seabolt") shall act as the Escrow Agent ("Escrow Agent") for the Offering and shall receive and hold all consideration received from the Purchaser for the Units in a designated escrow account, unless other arrangements are agreed to by all parties.

NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser agree as follows:

1.           PURCHASE AND SALE OF UNITS (SHARES AND WARRANTS)

1.111           Purchase of Units (Shares and Warrants).   Subject to the terms and conditions set forth herein, Purchaser hereby subscribes for and agrees to purchase ______ Units from the Company for an aggregate consideration of $________________ (the “Purchase Price”), and the Company hereby agrees to sell, assign, transfer and deliver to Purchaser, __________ Shares plus, in conjunction with the issuance of the Shares, the Company shall issue to Purchaser a Warrant in a form enclosed hereto as Exhibit A to purchase up to ___________________ shares of Common Stock (the "Warrant Shares," together with the Shares, the "Securities") at an exercise price of $0.20 and a maturity date of two years from the date of Purchaser’s closing on purchase of the Units.

1.2           Escrow Agent.  On this same date, the Company, the Purchaser and The Seabolt Law Group ("Seabolt") shall enter into that certain escrow agreement, in the form of Exhibit B annexed hereto and made a part hereof (the "Escrow Agreement"), pursuant to which Seabolt shall act as the Escrow Agent in this Offering and release the funds in accordance with the terms of such Escrow Agreement.

1.3           Closing. The closing of the transactions contemplated hereby shall take place on a rolling close basis, so long as least $50,000 (the "Minimum Purchase Amount") is received in the Escrow Account (as hereinafter defined) before any closing may occur. The offering period and final closing date will be no later than 10:00 a.m. EST, on June 30, 2014 (the "Final Closing Date"), or at such other location, date and time, as may be agreed upon between Purchaser and the Company, or by facsimile or other electronic means (such closing being called the “Closing” and such date and time being called the “Closing Date”).

a)
If the Minimum Purchase Amount is received by the Escrow Agent on or before the Final Closing Date, all escrowed proceeds, net of commissions, if any, and other offering expenses, will be remitted to the Company (the "Initial Closing").  If the Minimum Purchase Amount is not received by the Escrow Agent by the Final Closing Date, the Offering will terminate and all escrowed proceeds will be returned to subscribers without interest or deduction.

b)
Following the Initial Closing, the Company may hold subsequent Closings up to and including the Final Closing Date for all or any portion of the remaining amount of the Offering not sold at the time of the Initial Closing or any subsequent Closing, provided, however, that such subsequent Closings must occur no later than the Final Closing Date.

c)
On the Initial Closing Date and at each subsequent Closing until the Final Closing Date, each Purchaser shall deliver to the Escrow Agent, via wire transfer or a certified check, immediately available funds equal to such Purchaser’s Purchase Price as set forth on the Investor Questionnaire executed by such Purchaser.  The Company shall deliver to each Purchaser his or its respective Shares and a Warrant, as determined pursuant to the details first set forth above, and the Company and each Purchaser shall deliver the other items set forth in Section 4.2 deliverable at the Closing.  Upon satisfaction of the covenants and conditions set forth in Sections 4.1 and 4.2, the Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree.

d)	Purchasers shall remit the Purchase Price to the Escrow Agent as follows:

WIRE TRANSFERS:

Bank Name & Address:
ABA No.:
Account No.:
Account Name:

CHECKS:

Made payable to:	Seabolt Law Group, as escrow agent for STW Resources Holding Corp..

Mail to:                               Seabolt Law Group
Attn: D. Grant Seabolt, Jr.
5307 E. Mockingbird Lane
5th Floor, Mockingbird Station
Dallas, TX 75206

e)
All such checks and wire transfers remitted to the Escrow Agent shall be accompanied by information identifying each Purchaser, subscription, the Purchaser’s social security or taxpayer identification number and address.  In the event the Purchaser’s address and/or social security number or taxpayer identification number are not provided to Escrow Agent by the Purchaser, then the Company agrees to promptly provide Escrow Agent with such information in writing.  The checks or wire transfers shall be deposited into a non interest-bearing account at The Seabolt Law Group, as Escrow Agent for this Offering (the “Escrow Account”).

f)
Subject to receipt of the Minimum Purchase Amount, at the Initial Closing, the Escrow Agent is hereby expressly and irrevocably authorized by each Purchaser executing this Agreement and delivering his, its or their respective Subscription Amounts to the Escrow Account, to remit upon receipt of written instructions from the Company (i) amounts representing commissions, if any, which amount shall not exceed $50,000 and (iii) the balance of such amounts (the "Net Proceeds") to the Company or any other Person as the Company shall direct in writing to such Escrow Agent.

g)
Upon completion of the Minimum Purchase Amount and until the Final Closing Date, the Purchasers shall continue to wire funds and/or deliver checks payable to the Escrow Account.  At each subsequent Closing to be held on or before the Final Closing Date, all additional escrowed subscription proceeds from the sale of Units in excess of the Minimum Purchase Amount, net of any commissions or other offering expenses, will be remitted to the Company.  Such Escrow Agent is hereby expressly and irrevocably authorized by each Purchaser executing this Agreement and delivering his, its or their respective Subscription Amounts to the Escrow Account, to remit upon receipt of written instructions from the Company (i) amounts representing commissions, if any, which amount shall not exceed $50,000 and (iii) the balance of such amounts (the "Net Proceeds") to the Company or any other Person as the Company shall direct in writing to such Escrow Agent.

22.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchaser that:

2.1           Authorization.  The Company has all requisite power, authority and legal capacity to execute and deliver this Agreement, and each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by the the Company in connection with the consummation of the transactions contemplated by this Agreement. This Agreement constitutes the legal, valid, and binding obligation of the Company enforceable in accordance with its terms, except to the extent limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application related to the enforcement of creditors’ rights generally and (b) general principles of equity, and except that enforcement of rights to indemnification contained herein may be limited by applicable federal or state laws or the public policy underlying such laws, regardless of whether enforcement is considered in a proceeding in equity or at law.

2.2           No Conflict.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under any provision of any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or his properties or assets.  Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transaction contemplated hereby, will result in the imposition of any security interest upon the Shares.

2.3           Title to Shares. the Company owns beneficially and of record, and has good and indefeasible title to, the Shares, free of all security interests, pledges, charges, liens, or encumbrances of any kind.  the Company did not acquire any of the Shares in violation of any preemptive right of any person.

2.4           Securities Compliance and Restricted Shares. The Shares were acquired by the Company in a transaction that complies with all applicable federal and state securities laws and regulations under Rule 144.  All shares are restricted in compliance with Rule 144 promulgated under the Securities Act of 1933, as amended.

2.4           No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Units by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

33.           REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company as follows:

3.1           Organization. Purchaser is an individual, and not a corporate entity or a trust

3.2           Authority. Purchaser has the authority, as an individual, necessary for the authorization, execution, delivery and performance of this Agreement.  This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except to the extent limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application related to the enforcement of creditors’ rights generally and (b) general principles of equity, and except that enforcement of rights to indemnification contained herein may be limited by applicable federal or state laws or the public policy underlying such laws, regardless of whether enforcement is considered in a proceeding in equity or at law.

3.3           Purchase Entirely for Own Account. This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s execution of this Agreement, Purchaser hereby confirms that the Units to be acquired by Purchaser will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, Purchaser further represents that Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Units.

3.4           Purchaser Status. At the time Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises the Warrants it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.  The Purchaser has truthfully and accurately completed the Investor Questionnaire requested in this Agreement, which is hereby incorporated by reference, and will submit to the Company such further assurances of such status as may be reasonably requested by the Company.

3.5           Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Units, and has so evaluated the merits and risks of such investment.  The Purchaser is able to bear the economic risk of an investment in the Units and, at the present time, is able to afford a complete loss of such investment.

3.6           Ability to Bear Risk. Purchaser understands and agrees that purchase of the Units is a high risk investment and Purchaser is able to afford and bear an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration(s) are available.

3.6           Disclosure of Information. Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the Offering of the Units with the Company’s management and has had an opportunity to review the Company’s business and has received satisfactory answers to all of his/her questions and inquiries. The Purchaser has had access to the Company's current and periodic reports filed with the U.S. Securities and Exchange Commission, and has reviewed sufficient information to allow him/her to evaluate the merits and risks of his/her investment in the Units.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchasers to rely thereon.

3.7.           No other documents. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in this Agreement or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company in writing.  The Purchaser specifically represents that it has not received an offering memorandum or similar document related to the Company, its business or further describing the details of this offering of the Units.

3.7           Restricted Securities. Purchaser understands that neither the Shares nor Warrant Shares have been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein. Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Purchaser acknowledges that the Company has no obligation to register or qualify the Securities. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company that are outside of Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.8           No Public Market. Purchaser understands that no public market now exists for the Units or the Securities, and that the Company has made no assurances that a public market will ever exist for the Securities.

3.9           Legends. Purchaser understands that the Securities and the Warrants may be notated with one or all of the following legends:

(a)
“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b)	Any legend required by the securities laws of any state to the extent such laws are applicable to the Securities represented by the stock certificate, instrument, or book entry so legended.

3.10           No General Solicitation. The Purchaser is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Units published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement..

3.12           Exculpation Among Purchasers. Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.  Purchaser agrees that Purchaser is not liable to any other Purchaser for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Units.

3.13           Residence.  Purchaser is presently a bona fide resident of the state or country represented on the signature page hereof and has no present intention of becoming a resident of any other state, country, or jurisdiction, and the address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number) set forth on the signature page hereof are Purchaser’s true and correct residential or business address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number).

3.14           U.S. Person.  If Purchaser is a “U.S. Person,” Purchaser: (i) if an individual, is at least 21 years of age; (ii) if an individual, is a citizen or resident of the United States; (iii) has adequate means of providing for Purchaser’s current needs and personal contingencies; (iv) has no need for liquidity in Purchaser’s investments; (v) maintains Purchaser’s principal residence or business at the address shown on the signature page hereof; (vi) warrants that all investments in and commitments to non-liquid investments are, and after Purchaser’s acquisition of the Securities will be, reasonable in relation to Purchaser’s net worth and current needs; and (vii) warrants that any financial information that is provided herewith by Purchaser, or is subsequently submitted by Purchaser at the request of the Company, does or will accurately reflect Purchaser’s financial condition with respect to which Purchaser does not anticipate any material adverse change.

44.           CONDITIONS PRECEDENT TO CLOSING

44.11           Conditions to Obligations of Purchaser.  Purchaser’s obligation to purchase the Shares pursuant to this Agreement is subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following conditions:

(a)           Representations and Warranties. The representations and warranties of the Company under Section 2 of this Agreement shall be true, complete and correct on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date, and the Company shall have certified to such effect to Purchaser in writing.

(b)           No Order Pending.  There shall be no order, ruling, judgment or decree in effect, including of any regulatory agency, which would enjoin or prohibit the transactions contemplated hereby.

(c)           Delivery of Stock Certificates. The Company shall have delivered a stock certificate or stock certificates representing the Shares and the Warrants.

(d)           Agreements, Conditions and Covenants.  The Company shall have performed or complied in all respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Closing Date.

(e) this Agreement duly executed by the Company.

(f) the Escrow Agreement, duly executed by the Escrow Agent and the Company.

44.22           Conditions to Obligations of The Company.  The Company’s obligation to sell and transfer the Shares pursuant to this Agreement is subject to the satisfaction or waiver at or prior to the Closing Date of the following conditions:

(a)           this Agreement duly executed by the Purchaser.

(b)           Representations and Warranties. The representations and warranties of Purchaser under Section 3 of this Agreement and in the Investor Questionnaire, as well as the other information contained therein, shall be true, complete and correct on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

(b)           No Order Pending.  There shall be no order, ruling, judgment or decree in effect, including of any regulatory agency, which would enjoin or prohibit the transactions contemplated hereby.

(c)           Agreements, Conditions and Covenants.  Purchaser shall have performed or complied in all respects with all agreements, conditions and covenants required by this Agreement to be formed or complied with by it on or before the Closing Date, including but not limited to remittance of the Purchase Price to the Escrow Account.

(d)           Investor Questionnaire.  The Purchaser shall have submitted a complete Investor Questionnaire to the Company as per the instructions contained therein.

55.           COVENANTS

5.1           Both parties hereby acknowledge and covenant that:

(a) Each of us may be, and both are proceeding on the assumption that each of us are, in possession of material, non-public information concerning the Company and its direct and indirect subsidiaries (the “Non-Public Information”), which is not or may not be known to either party and that none of us have disclosed to the other party;

(b) Purchaser is voluntarily assuming all risks associated with the purchase of the Shares and expressly warrants and represents that (x) none of us have made, and Purchaser disclaims the existence of or its reliance on, any representation by any of us concerning the Company or the Shares and (y) Purchaser is not relying on any disclosure or non-disclosure made or not made, or the completeness thereof, in connection with or arising out of the purchase of the Shares, and therefore has no claims against any of us with respect thereto;

(c) if any such claim may exist, Purchaser, recognizing its disclaimer of reliance and each of our reliance on such disclaimer as a condition to entering into this transaction, covenants and agrees not to assert it against any of us or any of our respective partners, representatives, agents or affiliates; and

(d) none of us shall have liability, and Purchaser waives and releases any claim that it might have against any of us or any of our respective partners, representatives, agents and affiliates whether under applicable securities law or otherwise, based on our knowledge, possession or nondisclosure to Purchaser of the Non-Public Information.

(e) we are each relying upon the above acknowledgements and representations contained in this Agreement as a condition to entering into the transaction contemplated by this Agreement.

5.2           The parties will use their reasonable best efforts to complete the transactions contemplated hereby no later than June 30, 2014.  At Closing, the parties will deliver such documentation as may be reasonably requested by the other party’s counsel to effect the transactions contemplated herein.

5.3           The Company agrees to use the Net Proceeds from the Offering to cover the following expenses over the next three (3) months as follows: debt service; service providers, including legal and accounting, consultants - executives, in-house legal, public relations; investor relations; staffing; governance expenses; and general operating expenses, such as rent, utilities, etc, or as otherwise specified in written requests signed by Mr. Stanley Weiner submitted to the escrow agent.  The Company covenants that it shall not use the Net Proceeds for or on behalf of any of the Company's subsidiaries.

5.4           Until the earlier of the termination hereof, the Closing, or the mutual written agreement of the parties, the parties agree as follows:

(a) Each party shall keep confidential any information obtained in connection with the transactions contemplated herein, unless such information has been rightfully obtained from a third party or is generally available to the public. In the event that public disclosure is required to be made by any regulation or law, or by any regulatory filing in connection with the transactions contemplated herein, such disclosure shall be agreed by all parties, including, without limitation, approval as to form and content.

(b) The Company shall provide Purchaser and its representatives with access to financial and other information relating to Company as may be reasonably necessary in order for Purchaser to make informed decisions as to the viability of the business arrangements contemplated herein.

6.           MISCELLANEOUS

6.11           Representations and Warranties. The representations and warranties of the Company and Purchaser shall survive the Closing and delivery of the Securities and the Warrants.

6.2           Indemnification. Purchaser agrees to indemnify and hold harmless the Company and each director, officer or agent thereof from and against any and all losses, damages, liabilities and expenses arising out of or in connection with any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Agreement or otherwise.

6.2           Waiver, Amendment.  Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

6.3           Assignability.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either Company or Purchaser without the prior written consent of each other party.

6.4           Section and Other Headings.  The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.5           Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, without regard to principles of conflicts of laws thereof.

6.6           Counterparts.   This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

6.7           Notices.  All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

(a)	if to Purchaser:

The address included on the Investor Questionnaire.

(b)	if to The Company:

STW Resources Holding Corp.
3424 SCR 1192
Midland, TX 79706
Attn:  Stanley Weiner, CEO

with a copy to (which shall not constitute notice):

Hunter Taubman Weiss
130 W. 42nd Street, Suite 1050
New York, NY 10036
Attn: Rachael Schmierer

6.9           Binding Effect.  The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and assigns.

6.10.           Additional Disclosures:  (a) It is possible that some of the purchasers of Units will be sourced through registered brokers, and if so, such registered brokers may be paid commissions of up to 8% of the amount(s) invested; and (b) Paul DiFrancesco, a Director of the the Company is affiliated with registered broker which may source one or more purchasers of Units.

6.11           Entire Agreement. This Agreement (including the Exhibits hereto), the Warrant and the Investor Questionnaire constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

6.12           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.13           Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.14           Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

6.15           WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

6.16           SIGNTUARE PAGE.  It is hereby agreed that the execution by a Purchaser of this Agreement, in the place set forth herein, will constitute agreement to be bound by the terms and conditions hereof.  It is hereby agreed by the parties hereby that the execution by the Purchaser of this Agreement, in the place set forth herein, will be deemed and constitute the agreement by the Purchaser to be bound by all of the terms and conditions of this Agreement, as well as by the Investor Questionnaire, the Warrants and all of the other documents constituting the Transaction Documents and will be deemed and constitute the execution by the Purchaser of all such Transaction Documents without requiring the Purchaser's separate signature on any of such Transaction Documents. Further, such signature will constitute the Purchaser's agreement that the information contained in the Investor Questionnaire is complete and accurate.

IN WITNESS WHEREOF, Company and Purchaser have executed this Agreement as of the date first written above.

                      STW RESOURCES HOLDING CORP.

By: ______________________________
                 Name: Stanley Weiner
                 Title: CEO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

STW RESOURCES HOLDING CORP.
PURCHASER SIGNATURE PAGE TO
PURCHASE AGREEMENT

Purchaser hereby elects to purchase a total of ___________ Units for $_____________.

Date (NOTE: To be completed by the Purchaser):    , 2014

If the Purchaser is an INDIVIDUAL, and if purchased with a SPOUSE, or as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)                                                      Social Security Number(s)

Signature(s) of Purchaser(s)                                                      Signature

Date                                                      Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,                                                      Federal Taxpayer Corporation, LimitedIdentification Number Liability Company or Trust

By:
Name:                                                State of Organization
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